SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1933

September 24, 2002
Date of Report (date of earliest event reported)

VASTERA, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-31589	54-1616513
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

45025 Aviation Drive, Suite 300
Dulles, Virginia 20166
(Address of principal executive offices)

(703) 661-9006
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS

On September 23, 2002 Vastera, Inc. (“Vastera” or the “Company”) issued a press release announcing the appointment of Maria Henry as Chief Financial Officer, to be effective in October 2002.  Ms. Henry will replace Philip J. Balsamo, whose resignation is effective September 30, 2002.

ITEM 7. EXHIBITS

The following press release is annexed as an Exhibit:

Exhibit Number	Description
99.1	Press release dated September 23, 2002.

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                Dated: September 24, 2002

VASTERA, INC.

By:	/s/ Mark J. Ferrer
Mark J. Ferrer
President and Chief Executive Officer

Exhibit Index

Exhibit Index	Description

99.1	Press release dated September 23, 2002, issued by Vastera, Inc.